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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2002

                        COMPASS KNOWLEDGE HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       NEVADA                            0-29615                87-0471549

(STATE OR OTHER JURISDICTION          (COMMISSION FILE        (IRS EMPLOYER
OF INCORPORATION OR                    NUMBER)                 IDENTIFICATION
ORGANIZATION)                                                  NUMBER)

                           2710 REW CIRCLE, SUITE 100
                              OCOEE, FLORIDA 34761
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (407) 573-2000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 (407) 656-7585
              (REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

                            WWW.COMPASSKNOWLEDGE.COM
                         (REGISTRANT'S WEBSITE ADDRESS)

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ITEM 9   REGULATION FD DISCLOSURE.

       Effective as of the close of business on July 31, 2002, Dr. Larry Rowedder's employment agreement with the Registrant's wholly-owned subsidiary, Educators' Learning Network, Inc. ("ELNet"), expired. Until such time as a suitable replacement for Dr. Rowedder is found, the Registrant's CEO, Rogers W. Kirven, Jr., will also serve as ELNet's CEO, the Registrant's President, Daniel
J. Devine, will also serve as ELNet's President and Dr. Gloria Pickar will serve as Chief Education Officer for ELNet. Mr. Joel Hagy will continue to serve as ELNet's Chief Operating Officer.

       The Registrant is closely examining the impact, if any, that Dr. Rowedder's departure will have on the Company's business and financial condition. Appropriate disclosures and adjustments, if any, will be made as soon as the Registrant has completed its assessments, analysis and tests.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (a) None

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        COMPASS KNOWLEDGE HOLDINGS, INC.


Date:  August 1, 2002                   BY: /s/ ROGERS W. KIRVEN, JR.
       --------------                       -------------------------
                                            Chief Executive Officer and Director